Exhibit 10.2

Barrell 42-4
Lease No. 759200

ASSIGNMENT OF WORKING INTEREST

This Assignment made this 4th day of August 2005 from PETROLEUM DEVELOPMENT CORPORATION, a Nevada Corporation, (herein called "Assignor") to PDC 2005B, Limited Partnership, (herein called "Assignee");

WITNESSETH

Assignor, for the sum of One Dollar ($1.00) and other valuable consideration, the receipt of which is hereby acknowledged, does by these presents GRANT, BARGAIN, SELL, EXCHANGE, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee all of the following:

1.      The specific undivided interest shown in Exhibit A in respect of each of the oil and gas leases shown in Exhibit A, but only to the extent such leases cover lands and depths necessary for production of the specific oil and gas well identified in Exhibit A. This is intended to be a "wellbore assignment." Assignee shall be entitled to receive that share of production from the well identified in Exhibit A which is attributable to the undivided interest here being assigned, but the Assignee shall have, as a result of this Assignment, no interest whatsoever in any other oil and gas well, whether now existing or hereafter drilled, which may be located on the lands described in Exhibit A or on any land pooled therewith. Assignor expressly excepts from this Assignment and reserves to itself, its successors and assigns, the remainder of the lease and the leasehold oil and gas estate, including (without limitation) the right to produce other wells which are or may be located on the lands described in Exhibit A and lands pooled therewith, without the obligation to account to Assignee for any such other production.

2.      The specific undivided interest shown in Exhibit A in all valid unitization, pooling, operating and communitization agreements, declarations and orders involving the leasehold interests here being assigned, but only to the extent that such agreements, declarations and orders relate to the well specifically identified in Exhibit A and in all other respects limited to the manner as set forth in Paragraph 1, above.

3.      The specific undivided interest shown in Exhibit A in all valid oil and gas sales, purchase, exchange and processing contracts, but only to the extent that such contracts relate to the well specifically identified in Exhibit A and in all other respects limited in the manner set forth in Paragraph 1, above.

4.      The specific undivided interest shown in Exhibit A in all personal property, improvements, lease and well equipment, easements, permits, licenses, servitudes and rights-of-way now owned by Assignor and being used in connection with the operation of the well specifically identified in Exhibit A or in connection with the production, treating, storing, transportation or marketing of oil, gas and other minerals from that well, but in all respects limited in the manner set forth in Paragraph 1, above.

TO HAVE AND TO HOLD the interests described unto Assignee, its successors and assigns, forever.

This Assignment is made without warranties of any type (whether of title, merchantability or fitness for a particular use), either express or implied, but is made with full substitution of Assignee in all covenants and warranties previously given or made by others, but only to the extent of the interests here assigned. Assignor does, however, expressly intend that this Assignment convey any title that Assignor may hereafter acquire to the extent that such after-acquired title may be necessary to fulfill the interests herein assigned.

Assignee shall bear its proportionate share of all burdens on production now of record and hereby assumes its proportionate share of all other obligations that relate to the well specifically identified in Exhibit A and the production therefrom.

Both Assignor and Assignee hereby agree to execute and deliver such additional instruments, notices, division orders, transfer orders and other documents as may reasonably be requested by the other, and to do such other acts and things, as may be necessary or convenient to accomplish this Assignment in the manner and to the extent described in Paragraph 1, above.

Barrell 42-4
Lease No. 759200

IN WITNESS WHEREOF, Petroleum Development Corporation has executed and delivered this instrument, with the intention that it shall be effective as of the date of first production from the well specifically identified in Exhibit A.

PETROLEUM DEVELOPMENT CORPORATION
A Nevada Corporation
BY:	/s/ William D. Gainor
William D. Gainor
Land Manager

STATE OF WEST VIRGINIA	)
	)	TO-WIT:
COUNTY OF HARRISON	)

The foregoing instrument was acknowledged before me this 18th day of August 2005 by William D. Gainor, Land Manager of Petroleum Development Corporation, a Nevada Corporation, for and on behalf of the Corporation. He executed the foregoing for the purposes therein contained.

/s/ Rita A. Clark
Rita A. Clark
Notary Public - State of West Virginia
OFFICIAL SEAL	County of Harrison
Notary Public, State of West Virginia	My Commission expires: June 2, 2009
RITA A. CLARK
Petroleum Development Corporation
103 East Main Street, Box 26
Bridgeport, WV 26330
My commission expires June 2, 2009

This Instrument was prepared by:

Petroleum Development Corporation
103 East Main Street
P.O. Box 26
Bridgeport, WV 26330
Ph: 1-800-624-3821 or 304-842-6256

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE#
Barrell 42-4	David A. Barrell	05-27-2004	3192850	T6N, R64W, Sec. 4: SE4NE4	Weld	CO	99.6446%	759200
	Louise J. Todd	05-27-2004	3195097	T6N, R64W, Sec. 4: E2NE4				760000
	Margaret K. Look	06-02-2004	3201749	T6N, R64W, Sec. 4: E2NE4				761000
	Warren L. Look	09-01-2004	3228250	T6N, R64W, Sec. 4: E2NE4				773300
	Northern Trust Bank of Florida, N.A, Trustee of the J. Logan Look Irrevocable Trust FBO Linda Eastman	09-01-2004	3228244	T6N, R64W, Sec. 4: E2NE4				773200

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Cervi 14-24	Hobe Minerals LLC	11-23-2004	3242543	T4N, R63W Sec. 24: SW4SW4	Weld	CO	99.6446%	800800

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Cervi 24-24	Hobe Minerals, LLC	11-23-2004	3242543	T4N, R63W Sec. 24: SE4NW4	Weld	CO	99.6446%	800800

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE 8
Cervi 31-26	Hobe Minerals, LLC	11-23-2004	3242543	T4N, R63W Sec. 26: NW4NE4	Weld	CO	99.6446%	800800

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Cervi 41-26	Hobe Minerals LLC	11-23-2004	3242543	T4N, R63W Sec. 26: NE4NE4	Weld	CO	99.6446%	800800

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Chevron 12-4	Chevron Shale Oil Co.	09-20-2001	623084	T6S, R96W Sec. 4: SWNW	Garfield	CO	99.6446%	687100

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Clark 12-27	Eugene W. Clark and Margaret Ann Clark	09-16-2003	3135738	T7N, R65W Sec. 27: SW4NW4	Weld	CO	99.6446%	730000

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Cornish 12-3	Anadarko E & P Co., LP and Anadarko Land Corporation	10-13-2004	3243322	T6N, R63W Sec. 3: SW4NW4	Weld	CO	87.1885%	765500

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE#
Cornish 21-3	Anadarko E & P Company, LP and Anadarko Land Corp.	10-13-2004	3243322	T6N, R63W Sec. 3: NE4NW4	Weld	CO	87.1885%	765500

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASES
Cornish 22-3	Anadarko E & P Company, LP and Anadarko Land Corp.	10-13-2004	3243322	T6N, R63W Sec. 3: SE4NW4	Weld	CO	87.1885%	765500

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Dillard 31-20	Dillard Family, LLC	09-13-2004	3228247	T7N, R64W, Sec. 20 NE4NE4	Weld	CO	99.6446%	772900
	Mary Beth Elizabeth Rivera by her AIF Andrea E. Bauer	09-13-2004	3235727	T7N, R64W, Sec. 20 NE4NE4				777000
	Gretchen Lynne Groves, Webb	09-13-2004	3247199	T7N, R64W, Sec. 20 NE4NE4				778900
	Jane Gwynne Groves	09-13-2004	3242744	T7N, R64W, Sec. 20 NE4NE4				778100
	Julianne Fritz	09-13-2004	3233836	T7N, R64W, Sec. 20 NE4NE4				776400

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE#
Dillard 41-20	Dillard Family, LLC	09-13-2004	3228247	T7N, R64W, Sec. 20 NE4NE4	Weld	CO	99.6446%	772900
	Mary Beth Elizabeth Rivera by her AIF Andrea E. Bauer	09-13-2004	3235727	T7N, R64W, Sec. 20 NE4NE4				777000
	Gretchen Lynne Groves Webb	09-13-2004	3247199	T7N, R64W, Sec. 20 NE4NE4				778900
	Jane Gwynne Groves	09-13-2004	3242744	T7N, R64W, Sec. 20 NE4NE4				778100
	Julianne Fritz	09-13-2004	3233836	T7N, R64W, Sec. 20 NE4NE4				776400

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Erickson 14-4	William E. Erickson	02-10-2004	3173745	T6N, R64W Sec. 4: SW4SW4	Weld	CO	99.6446%	745900

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE#
Erickson 24-4	William E. Erickson	02-10-2004	3173745	T6N, R64W Sec. 4: SE4SW4	Weld	CO	99.6446%	745900

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Hazen 21-33	Gary Lynn Hazan and Mary A. Hazen H&W	08-13-2004	3217726	T7N, R65W Sec. 33: NE4NW4	Weld	CO	99.6446%	767000

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Hazen 22-33	Gary Lynn Hazen and Mary A. Hazen, H&W	08-13-2004	3217726	T7N, R65W Sec. 33: SE4NW4	Weld	CO	99.6446%	767000

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Hazen 23-28	Gary Lynn Hazen and Mary A. Hazen H&W	09-30-2003	3232682	T7N, R65W Sec. 28: NE4SW4	Weld	CO	99.6446%	730400

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Howard Lake 21-9	Anadarko E & P Company, LP and Anadarko Land Corporation	09-21-2004	3243321	T6N, R64W Sec. 9: NE4NW4	Weld	CO	87.1885%	762100

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE#
Howard Lake 41-9	Anadarko E & P Company, LP and Anadarko Land Corporation	09-21-2004	3243321	T6N, R64W Sec. 9: NE4NE4	Weld	CO	87.1885%	762100

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE#
Howard Lake 42-9	Anadarko E & P Company, LP and Anadarko Land Corporation	09-21-2004	3243321	T6N, R64W Sec. 9: SE4NE4	Weld	CO	87.1885%	762100

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE#
Kolhoff 23-22	Henry F. Kolhoff	11-22-2004	3247201	T7N, R64W Sec. 22: NE4SW4	Weld	CO	99.6446%	778700

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Kohlhoff 24-22	Henry F. Kohlhoff	11-22-2004	3247201	T7N, R64W Sec. 22: SE4SW4	Weld	CO	99.6446%	778700

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Northern Property 23-29	Anadarko E & P LP and Anadarko Land Corp	09-28-2004	3258643	T7N, R65W Sec. 29: NE4SW4	Weld	CO	87.1885%	764100

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Northern Property 24-29	Anadarko E & P LP and Anadarko Land Corp	09-28-2004	3258643	T7N, R65W Sec. 29: SE4SW4	Weld	CO	87.1885%	764100

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Paxton 11-33	Dorothy Paxton	09-23-2003	3135740	T7N, R65W, Sec. 33: NW4NW4	Weld	CO	99.6446%	729700
	Ronald Lee Anderson, et ux	12-07-2003	3157660	T7N, R65W, Sec. 33: PO W2NW4				735000
	Carol L. Honstein	12-07-2003	3157661	T7N, R65W, Sec. 33: PO W2NW4				735100
	Joyce E. Heimbickner	12-07-2003	3163798	T7N, R65W, Sea 33: PO W2NW4				738000
	Darrell W. Anderson, et ux	12-07-2003	3157664	T7N, R65W, Sec. 33: PO W2NW4				735400
	Richard A Bloom, et ux	12-07-2003	3157662	T7N, R65W, Sec. 33: PO W2NW4				735200
	Earl C. Bowlsby, et ux	12-07-2003	3157663	T7N, R65W, Sec. 33: PO W2NW4				735300
	Janice E. (Anderson) Glines	12-07-2003	3157665	T7N, R65W, Sec. 33: PO W2NW4				735500
	Heather L. Anthony	12-07-2003	3157666	T7N, R65W, Sec. 33: PO W2NW4				735600

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Paxton 12-33	Dorothy Paxton	09-23-2003	3135740	T7N, R65W, Sec. 33: SW4NW4	Weld	CO	99.6446%	729700
	Ronald Lee Anderson, et ux	12-07-2003	3157660	T7N, R65W, Sec. 33: POW2NW4				735000
	Carol L. Honstein	12-07-2003	3157661	T7N, R65W, Sec. 33: PO W2NW4				735100
	Joyce E. Heimbickner	12-07-2003	3163798	T7N, R65W, Sec. 33: PO W2NW4				738000
	Darrell W. Anderson, et ux	12-07-2003	3157664	T7N, R65W, Sec. 33: PO W2NW4				735400
	Richard A. Bloom, et ux	12-07-2003	3157662	T7N, R65W, Sec. 33: POW2NW4				735200
	Earl C. Bowlsby, et ux	12-07-2003	3157663	T7N, R65W, Sec. 33: PO W2NW4				735300
	Janice E. (Anderson) Glines	12-07-2003	3157665	T7N, R65W, Sec. 33: PO W2NW4				735500
	Heather L. Anthony	12-07-2003	3157666	T7N, R65W, Sec. 33: PO W2NW4				735600

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Puckett 11C-7	Puckett Land Company	11-15-1999	556562	T7S, R96W Sec. 7: NWNW	Garfield	CO	99.6446%	636800

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Puckett 12B-7	Puckett Land Company	11-15-1999	556562	T7S, R96W Sec. 7: SW4NW4	Garfield	CO	10.0000%	636800

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Puckett 13C-13D	Puckett Land Company	11-15-1999	556562	T6S, R96W Sec. 31: NESW	Garfield	CO	69.6446%	636800

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Puckett 24B-6	Puckett Land Company	11-15-1999	556562	T7S, R96W Sec. 6: SESW	Garfield	CO	80.0000%	636800

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Puckett 234-25	Puckett Land Co.	11-15-1999	556562	T6S, R97W Sec. 25: SENW	Garfield	CO	99.6446%	636800

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Puckett 245-1	Puckett Land Company	11-15-1999	556562	T7S, R97W Sec. 1: SENW	Garfield	CO	99.6446%	636800

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Puckett 247-25	Puckett Land Co.	11-15-1999	556562	T6S, R97W Sec. 25: SESW	Garfield	CO	99.6446%	636800

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Puckett 251-25	Puckett Land Co.	11-15-1999	556562	T6S, R97W Sec. 25: SW4NE4	Garfield	CO	99.6446%	636800

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Puckett 264-1	Puckett Land Company	11-15-1999	556562	T7S, R97W Sec. 1: SW4NE4	Garfield	CO	99.6446%	636800

EXHIBIT "A"
PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Puckett 266-1	Puckett Land Co.	11-15-1999	556562	T7S, R97W Sec 1: NW4SE4	Garfield	CO	31.7304%	636800

EXHIBIT "A"
PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Puckett 275-1	Puckett Land Company	11-15-1999	556562	T7S, R97W Sec. 1: NE4SE4	Garfield	CO	31.7304%	636800

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Ruff 22-3	Anadarko E & P Company, LP and Anadarko Land Corp.	08-26-2004	3243366	T6N, R64W Sec. 3: SE4NW4	Weld	CO	87.1885%	762200

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR Or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Schmerge 33-4	Tom Schmerge Elisabeth Schmerge	05-09-2005	3297661	T5N, R67W, Sec. 4: NW4SE4	Weld	CO	99.6446%	801800
	Diane Bette Lapp	12-17-2004	3280314					799300
	Georqe Lapp	12-10-2004	3264224					779800
	Henry Lapp, Jr.	01-11-2005	3260399					780100
	Jack J. Lapp	12-10-2004	3252935					779600
	Leland Lapp	12-10-2004	3264226					779700
	Dewey R. Holland	12-10-2004	3260400					780200
	Jesse L. Holland, et ux	12-17-2004	3275988					780000
	Mary Jane Duncan	09-19-2005	3324226					802500
	Anthony A. Holland	11-07-2005	3338286
	Holland Revocable Living Trust	11-07-2005	3338287

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Schmerge 34-4	Tom Schmerge Elisabeth Schmerge	05-09-2005	3297661	T5N, R67W, Sec. 4: SW4SE4	Weld	CO	99.6446%	801800
	Diane Bette Lapp	12-17-2004	3280314					799300
	George Lapp	12-10-2004	3264224					779800
	Henry Lapp, Jr.	01-11-2005	3260399					780100
	Jack J. Lapp	12-10-2004	3252935					779600
	Leland Lapp	12-10-2004	3264226					779700
	Dewey R. Holland	12-10-2004	3260400					780200
	Jesse L. Holland, et ux	12-17-2004	3275988					780000
	Mary Jane Duncan	09-19-2005	3324226					802500
	Anthony A. Holland	11-07-2005	3338266
	Holland Revocable Living Trust	11-07-2005	3338287

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Schmerge 43-4	Tom Schmerge Elisabeth Schmerge	05-09-2005	3297661	T5N, R67W, Sec 4: NE4SE4	Weld	CO	99.6446%	801800
	Diane Bette Lapp	12-17-2004	3280314					799300
	George Lapp	12-10-2004	3264224					779800
	Henry Lapp. Jr.	01-11-2005	3260399					780100
	Jack J. Lapp	12-10-2004	3252935					779600
	Leland Lapp	12-10-2004	3264226					779700
	Dewey R. Holland	12-10-2004	3260400					780200
	Jesse L. Holland, et ux	12-17-2004	3275968					780000
	Mary Jane Duncan	09-19-2005	3324226					802500
	Anthony A. Holland	11-07-2005	3338286
	Holland Revocable Living Trust	11-07-2005	3338287

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Schmerge 44-4	Tom Schmerge Elisabeth Schmerge	05-09-2005	3297661	T5N, R67W, Sec. 4: SE4SE4	Weld	CO	99.6446%	801800
	Diane Bette Lapp	12-17-2004	3260314					799300
	George Lapp	12-10-2004	3264224					779800
	Henry Lapp, Jr.	01-11-2005	3260399					780100
	Jack J. Lapp	12-10-2004	3252935					779600
	Leland Lapp	12-10-2004	3264226					779700
	Dewey R. Holland	12-10-2004	3260400					780200
	Jesse L Holland, et ux	12-17-2004	3275988					780000
	Mary Jane Duncan	09-19-2005	3324226					802500
	Anthony A. Holland	11-07-2005	3338286
	Holland Revocable Living Trust	11-07-2005	3338287

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Vega 11-3	Anadarko E & P Company. LP and Anadarko Land Corp.	08-26-04	3243366	T6N, R64W Sec. 3: NW4NW4	Weld	CO	87.1885%	762200

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Wells Ranch 21-34	Wells Ranch, Katherine Wells Calve and Francis J. Calve	03-23-1988	2136098	T6N, R63W Sec. 34: NENW	Weld	CO	99.6446%	651500

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Wells Ranch 22-34	Wells Ranch, Katherine Wells Calve and Francis J. Calve	03-23-1988	2136098	T6N, R63W Sec. 34: SENW	Weld	CO	99.6446%	651500

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Wells Ranch 23-27	Anadarko E & P Company. LP and Anadarko Land Corporation	08-18-2004	3258642	T6N, R63W, Sec. 27; NE4SW4	Weld	CO	87.1885%	760600

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Wells Ranch 24-15	Anadarko E & P Company, LP and Anadarko Land Corporation	10-07-2004	3243367	T6N, R63W Sec. 15: SE4SW4	Weld	CO	87.1885%	765800

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Wells Ranch 33-15	Anadarko E & P Company, LP and Anadarko Land Corporation	10-07-2004	3243367	T6N, R63W Sec. 15; NWSE	Weld	CO	87.1885%	765800

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Wells Ranch 33-27	Anadarko E & P Company, LP and Anadarko Land Corporation	08-18-2004	3258642	T6N, R63W Sec. 27: NW4SE4	Weld	CO	87.1885%	760600

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Wells Ranch 34-15	Anadarko E & P Company, LP and Anadarko Land Corporation	10-07-2004	3243367	T6N, R63W Sec. 15: SW4SE4	Weld	CO	87.1885%	765800

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Wells Ranch 34-27	Anadarko E & P Company, LP and Anadarko Land Corporation	08-18-2004	3258642	T6N, R63W Sec. 27: SW4SE4	Weld	CO	87.1885%	760600

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Wells Ranch 43-15	Anadarko E&P Company, LP and Anadarko Land Corporation	10-07-2004	3243367	T6N, R63W Sec. 15: NESE	Weld	CO	87.1685%	765800

EXHIBIT "A"
PDC 2005B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Wells Ranch 43-27	Anadarko E & P Company, LP and Anadarko Land Corporation	08-18-2004	3258642	T6N, R63W Sec. 27: NESE	Weld	CO	87.1885%	760600

EXHIBIT "A"
PDC 2O05B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Wells Ranch 44-27	Anadarko E & P Company, LP and Anadarko Land Corp.	08-18-2004	3258642	T6N, R63W Sec. 27: SE4SE4	Weld	CO	87.1885%	760600